KBS Strategic Opportunity REIT Valuation and Portfolio Update December 14, 2017 Exhibit 99.1

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in the KBS Strategic Opportunity REIT, Inc. (“KBS Strategic Opportunity REIT”) Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Commission Exchange (the “SEC”) on March 10, 2017 (the “Annual Report”), and in KBS Strategic Opportunity REIT’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, filed with the SEC on November 14, 2017, including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value KBS Strategic Opportunity REIT’s assets and liabilities in connection with the calculation of KBS Strategic Opportunity REIT’s estimated value per share, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K, filed with the SEC on December 13, 2017. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS Strategic Opportunity REIT intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS Strategic Opportunity REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS Strategic Opportunity REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for certain of KBS Strategic Opportunity REIT’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Duff & Phelps and Newmark Knight Frank Valuation & Advisory, LLC’s best estimates as of September 30, 2017, and/or KBS Strategic Opportunity REIT’s and KBS Capital Advisors LLC’s (“the Advisor”) best estimates as of December 7, 2017, KBS Strategic Opportunity REIT can give no assurance that these estimated values will be realized by KBS Strategic Opportunity REIT. These statements also depend on factors such as future economic, competitive and market conditions, KBS Strategic Opportunity REIT’s ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of KBS Strategic Opportunity REIT’s Annual Report on form 10-K for the year ended December 31, 2016, and its subsequent quarterly reports. Actual events may cause the value and returns on KBS Strategic Opportunity REIT’s investments to be less than that used for purposes of KBS Strategic Opportunity REIT’s estimated value per share. 2

Total Acquisitions1: $1,548,731,000 Current Portfolio Cost Basis2: $1,602,202,000 26 Equity Assets 1 Debt Asset December 2017 Estimated Value of Portfolio3: $1,809,810,000 SOR Equity Raised4: $ 561,749,000 Portfolio Leverage5: 62% Percent Leased as of 9/30/176: 87% Occupancy at Acquisition6: 75% 1 Represents acquisition price (excluding closing costs) of real estate, loans, and debt and equity securities acquired since inception (including investments which have been disposed), adjusted for KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. This total is $1,739,728,000 including our partners’ shares of consolidated and unconsolidated joint ventures. Subsequent to acquisition, KBS Strategic Opportunity REIT foreclosed on or otherwise received title to the properties securing five of its original debt investments, all of which were non-performing loans at the time of acquisition. 2 Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and acquisitions of minority interests in joint ventures, for real estate in the portfolio as of September 30, 2017, adjusted for KBS Strategic Opportunity REIT’s share of consolidated and unconsolidated joint ventures. This total is $1,804,665,000 including our partners’ shares of consolidated and unconsolidated joint ventures . 3 Value as of September 30, 2017, and is the net total of real estate, debt and equity securities, investments in unconsolidated JVs and minority interest as shown on page 6. 4 Represents gross offering proceeds from the sale of common stock in the primary portion of KBS Strategic Opportunity REIT’s initial public offering. 5 As of September 30, 2017, KBS Strategic Opportunity REIT’s consolidated borrowings were approximately 62% of the value of consolidated properties. 6 For all consolidated and unconsolidated properties in the portfolio as of September 30, 2017, excluding the National Industrial Portfolio which is an unconsolidated JV investment. Includes future leases that have been executed but had not yet commenced as of September 30, 2017. Portfolio Overview 3

 Estimated value per share2 calculated using information as of September 30, 2017 • Net asset value; no enterprise (portfolio) premium or discount applied • Considered potential participation fee that would be due to the advisor in a hypothetical liquidation if the required shareholder return thresholds are met. – Adjusted for the impact of the self-tender offer completed in October 2017 – Adjusted for a special dividend of $3.61 to shareholders of record on December 7, 2017 • KBS Strategic Opportunity REIT followed the IPA Valuation Guidelines, which included independent third-party appraisals for all of its consolidated properties and two of its unconsolidated joint venture investments in real estate properties. Duff & Phelps and Newmark Knight Frank Valuation & Advisory, LLC (“NKF”) were engaged to provide appraisals of the estimated market values of real estate assets. Duff & Phelps provided appraisals of all investments in consolidated real estate properties (excluding undeveloped land and 11 properties sold to a Singapore REIT3), 110 William Street and 353 Sacramento, and NKF provided appraisals of all investments in undeveloped land. The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP). • The valuation of the Company’s real estate properties were based on appraisals of such investments performed by third-party valuation firms.  Non-controlling interest liability due to our joint venture partners calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current appraised values and the payoff of any related debt at its fair value, based on the profit participation thresholds contained in the joint venture agreements. 1For more information, see KBS Strategic Opportunity REIT’s Current Report on Form 8-K filed with the SEC on December 13, 2017. 2The estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, divided by the number of shares outstanding, all as of September 30, 2017. 3 Value of these 11 properties were based on sales price less disposition costs and fees. See slide 11 for more information. Valuation1 4

1 Based on data as of September 30, 2017, with the exception of an adjustment to the company’s net asset value to give effect to the October 2017 self-tender. 2 Based on data as of September 30, 2016 3 Includes cash and cash equivalents, restricted cash, rents and other receivables, deposits, prepaid expenses and other assets as applicable. 4 Includes accounts payable, accrued liabilities, security deposits, contingent liabilities, prepaid rent and other liabilities. Valuation1 Estimated Value of Portfolio 5 As of December 20171 As of December 20162 Assets: $1.899 Billion $1.874 Billion Real Estate (i) $1.606 Billion (85%) $1.646 Billion (88%) Investments in Unconsolidated JVs (i) $169.8 Million (9%) $157.3 Million (8%) Investments in Real Estate Debt & Equity Securities (i) $ 64.4 Million (3%) Other Assets3 $ 58.6 Million (3%) $ 71.1 Million (4%) Liabilities: $1.081 Billion $1.003 Billion Mortgage and Other Debt $1.016 Billion $ 941.6 Million Advisor Incentive Fee Potential Liability $ 28.4 Million $ 28.6 Million Other Liabilities4 $ 36.3 Million $ 32.8 Million Minority Interest in Consolidated JVs (i) $ 30.6 Million $ 26.2 Million Net Equity at Estimated Value $ 787.4 Million $ 845.1 Million Estimated Value of Portfolio (before debt) sum of (i) $1.810 Billion $1.777 Billion

Valuation1 On December 7, 2017, KBS Strategic Opportunity REIT’s Board approved an estimated value per share as follows:1 6 1 Based on the estimated value of KBS Strategic Opportunity REIT’s assets less the estimated value of its liabilities, divided by the number of shares outstanding, all as of September 30, 2017, with the exception of an adjustment to the REIT’s net asset value to give effect to the October 2017 self-tender. The estimated value per share is $15.11 before the December 2017 special dividend, and $11.50 after the December 2017 special dividend. 2 Operating cash flow is equal to Adjusted MFFO, which is MFFO less capitalized interest, real estate taxes, and insurance. 3 Includes $15.0 million, or $0.26 per share, of disposition costs for the Singapore REIT (“SREIT”) sale on November 8, 2017. 4 Change is primarily due to the Israeli bond being valued based on its market price, which was 105.2% of par as of Sept. 30, 2017. This compares to a market price of 96.6% of par as of Sept. 30, 2016. Change in Estimated Value Per Share December 2016 estimated value per share $14.81 Investments Real Estate Held as of Sept. 30, 2017 1.30 Investments in Unconsolidated JVs 0.42 Investments in Real Estate Debt and Equity Securities 0.07 Capital Expenditures on Real Estate (0.81) Subtotal – Investments 0.98 Operating Cash Flows in Excess of Distributions Declared2 0.19 Foreign Currency Loss (0.17) Disposition, Acquisition and Financing Costs3 (0.39) Series A Debentures4 (0.41) Tender Offer Price Discount 0.09 Other 0.01 Total Change (before Dec. 2017 Special Dividend) 0.30 Dec. 2017 Estimated Share Value (before Dec. 2017 Special Dividend) $15.11 Dec. 2017 Special Distribution ($3.61) Dec. 2017 Estimated Share Value (after Dec. 2017 Special Dividend) $11.50

Special Dividend 7 The special dividend is being made primarily as a consequence of the REIT’s sale on November 8, 2017, of 11 of its properties to a newly formed Singapore real estate investment trust (the “SREIT”). As a result of the taxable income generated from this sale, the REIT must make a special dividend to stockholders to continue to maintain its status as a REIT. • Special dividend of $3.61 per share payable to stockholders of record as of December 7, 2017 • Payment of the special dividend will be made in mid-January 2018 • Stockholders can elect 100% Stock or 100% Cash; the Default election will be 100% Cash • Because the aggregate amount of cash to be distributed by the REIT cannot exceed 20% of the total special dividend, the likely result of a cash election or default election is the receipt of approximately 20% cash and 80% shares of common stock, unless a significant number of stockholders elect to receive 100% stock. • Stockholders will receive election forms in mid-December and must return them to the REIT’s transfer agent by midnight CST on December 29, 2017, if they elect for a 100% stock distribution. • The special dividend is ineligible for reinvestment through the Dividend Reinvestment Plan. • Elections for 100% stock for custodial held accounts require the custodian’s approval • The special dividend payment, including both cash & stock, will generally be taxed as a capital gain distribution. The tax due may exceed the amount of cash, if any, distributed to each stockholder as part of the special dividend. Stockholders are advised to consult their tax advisors regarding the tax consequences of the special dividend.

Special Dividend 8 1 Assumes the shareholder receives 20% of the special dividend in cash and 80% in stock. If a significant number of investors elect al l stock, a cash electing investor may receive more than 20% of the special dividend in cash. 2 Equal to 0.2509 shares received in the special stock dividend multiplied times $11.50 share value after the special dividend. Client account statements will reflect a value of $15.11 as of December 31, 2017, which is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share. Statements will reflect a share value of $11.50 beginning with January 2018 statements after the special dividend is paid. Only the cash portion of the special dividend will impact the value of shares held by a client. The following illustrates the approximate pre- and post- special dividend value of an account holding 1,000 shares for which a cash election is made for the special dividend.1 Per Share Total Shares Account Value Before December 2017 Special Dividend: Share Value $15.11 1,000 $15,110 After December 2017 Special Dividend: December 2017 Special Dividend (1) Cash Dividend ($0.72) 1,000 $720 Stock Dividend Value (2) ($2.89) 251 $0 Share Value after Special Dividend $11.50 1,251 $14,390 Total of Share Value + Special Dividend $15,110

Series A Debentures 9 The REIT’s Series A Debentures (the “bonds”) are publicly traded on the Tel-Aviv Stock Exchange. Beginning in early 2017, the bonds have been trading at a premium to their face value. The bonds were trading at approximately 105.2% of face value as of September 30, 2017 vs. 96.6% as of September 30, 2016. Since the valuation of the bonds is based on the quoted bond price on the Tel-Aviv Stock Exchange and then adjusted for the foreign currency exchange rate, the value of the bonds has significantly increased as of September 30, 2017 vs. September 30, 2016. Consequently, the estimated value per share declined by $0.41 per share due solely to the change in the quoted bond price (excluding any impact related to changes in exchange rates). The REIT does not intend to pay off the bonds early and thus we will likely never incur the cost of the premium being priced into the bonds. The ultimate maturity date is March 2023 with required annual principal installment payments equal to 20% of the face value of the bonds beginning in March 2019. As a result, the REIT anticipates that the premium on the bonds reflected in the estimated value per share will be recaptured over time as the ultimate maturity of the bonds nears and they are paid off at face value. Sept. 2017 Fair Value Sept. 2016 Fair Value Sept. 2017 Face Value Sept. 2016 Face Value Change in Fair Value, Sept. 2017 vs. Sept. 2016 Change Due to Foreign Currency Rates Change Due to Quoted Bond Price1 Series A Debentures $288,816,866 $250,222,434 $274,540,747 $258,975,817 $38,594,432 $15,564,930 $23,029,501 Estimated Share Value Decrease $0.17 (2) $0.41 1 Equal to change in fair value at Sept. 2017 vs. Sept. 2016, minus the change in face value that's attributed to foreign currency rates. This resulted in a decrease to the estimated share value in Dec. 2017 vs. Dec. 2016. 2 Equal to a change in face value at Sept. 2017 vs. Sept. 2016, with such change causing a decrease to the estimated share value from Dec. 2016 to Dec. 2017 of $0.27 before hedging and $0.17 after hedging gains.

Valuation History 1 This represents the maximum per share offering price at which shares of KBS Strategic Opportunity REIT’s common stock were sold in the primary portion of its initial public offering. The per share offering price was determined arbitrarily and does not represent a valuation of KBS Strategic Opportunity REIT’s assets and/or liabilities during the offering. 2 The value shown above is based on the estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, or net asset value, divided by the number of shares outstanding as of September 30, 2017, with the exception of an adjustment to the REIT’s net asset value to give effect to the October 2017 Self Tender and prior to an adjustment for the December 7, 2017 declaration of a special dividend of $3.61 per share on the outstanding shares of common stock to stockholders of record as of the close of business day on December 7, 2017. The special dividend is expected to be paid in January 2018. For more information, please refer to KBS Strategic Opportunity REIT’s 8-K filed on December 13, 2017. Initial Offering Price: $10.001 Valuation History: – March 25, 2014 $11.27 – December 9, 2014 $12.24 – December 8, 2015 $13.44 – December 8, 2016 $14.81 – December 7, 20172 $15.11 (before $3.61 special dividend) 10

Singapore IPO 11 • On November 8, 2017, the Company sold 11 properties to a newly formed Singapore REIT (referred to as SREIT) for $804 million before sales credits and costs • SREIT was listed on the Singapore Stock Exchange • SOR repaid $401.7 million of outstanding debt secured by the sold properties in connection with the sale, and used approximately $52.5 million of the proceeds to acquire shares in the SREIT representing a 9.5% ownership interest • SOR will use the majority of the net proceeds from the SREIT sale for the special dividend, additional real estate acquisitions and stockholder liquidity • SREIT will be managed by a joint venture between an entity owned by KBS Pacific Advisors and Keppel Capital Holding • Keppel is one of the largest companies in Singapore with more than 30,000 employees and a presence in close to 30 countries

SREIT Portfolio Occupancy History 12 Sep-17 Sep-16 Change in % Change in % Acquisition Leased Leased Occupancy Occupancy Property Name City, State Occupancy Occupancy Occupancy vs. 9/30/16 vs. Acquisition Iron Point Business Park Sacramento, CA 38.0% 99.5% 97.0% 2.5% 61.5% Maitland Promenade II Orlando, FL 77.0% 99.0% 93.8% 5.2% 22.0% Powers Ferry Landing Atlanta, GA 32.0% 94.9% 94.9% 0.0% 62.9% Austin Portfolio's Great Hills & Westech Austin, TX 70.4% 93.3% 96.9% -3.6% 22.8% Northridge Center Atlanta, GA 40.0% 92.2% 93.9% -1.7% 52.2% Bellevue Tech Center Bellevue, WA 62.0% 90.6% 98.2% -7.7% 28.6% Plaza Buildings Bellevue, WA 81.0% 89.3% 85.1% 4.2% 8.3% West Loop I & II Bellaire, TX 77.0% 89.1% 89.0% 0.1% 12.1% 1800 West Loop South Houston, TX 76.0% 85.9% 87.8% -1.9% 9.9% Westmoor Center Westminster, CO 81.0% 82.7% 82.7% 0.0% 1.7% Total / Weighted-Avg. for ALL Properties 69.3% 89.9% 90.2% -0.3% 20.6%

110 William Street Property Type: Class B Office Market: New York Submarket: Downtown Manhattan Asset Description: Acquisition Date: May 2, 2014 Total Square Footage: 928,157 SF Purchase Price: $261,100,000 Total JV Interest: 60% Increase in Appraised Value from Dec. 2016 to Dec. 2017: $45,600,000 December 2017 vs. December 2016 Appraisal Increase: Significant factors contributing to this increase included the following: • Recent comparable sales reflected a continued increase in investor demand for Manhattan office properties, and contributed to a decline in both the exit cap rate assumption and the discount rate assumption used in the appraisal report. • Rental rates on recent leases at 110 William Street and at competing properties have resulted in an increase in the assumed market rental rates, which increased the projected cash flows. Portfolio Update 13

Timeline of Recent Events 1. March 2016: Raised capital for portfolio growth. Successfully issued $250 million of AA-rated Israeli bonds (10-K filed 3/28/2016) 2. Nov. 2016: Filed preliminary S-11 for NAV REIT conversion (Filed 11/28/2016) 3. 2016-2017: Purchased over $400 million of new growth assets with bond proceeds 4. Dec. 2016: Amended share redemption program to 95% of most recent estimated value per share (8-K filed 12/15/2016) 5. Oct. 2017: Executed first self-tender offer for approximately $66 million (Schedule TO filed 10/20/2017) 6. Nov. 2017: 11 assets sold to new Singapore REIT, which completed its IPO 7. Dec. 2017: Declaration of Special Dividend 14

Sept. 2017 Self-Tender Offer • Self-tender offer was originally for up to 3,553,660 shares of the Company’s outstanding common stock, or approximately $50 million • Due to demand, additional funds were made available and the final self-tender amount was approximately $66 million excluding fees and expenses related to the tender offer • 82.6% of the requests were fulfilled • Purchase price of $14.07 per share • The self-tender offer expired on October 12, 2017 • Payments were made the week of October 23, 2017 • Self-tender resulted in an overall increase in estimated value per share to existing shareholders of $0.09, as shares were purchased from the shareholders at a discount to the then current NAV per share of $14.81 15

Redemption Liquidity Provided 16 1 Excludes share redemption requests that were unredeemed as of the tender offer date as those shareholders were able to submit their request in the tender offer process. Includes the full $80 million of tender offer requests received and the $66 million fulfilled. 2 Includes DRP dollars received Recent Liquidity September 2015 (12 mo. Ended): $9.9M $25.6M $25.6M 100% September 2016 (12 mo. Ended): $13.5M $37.5M $37.5M 100% October 20171 (13 mo. Ended): $12.6M $94.9M $81.0M 85% Inception-to-Date Liquidity Total Requested: $164.8 million1 Total Redeemed: $150.8 million Liquidity Provided: 92% Original Equity Invested ($): $635.6 million2 Total Redemptions ($): $150.8 million Percent of Original Equity Redeemed ($): 23.7% Percent of Shares Redeemed: 18.0% Limit Based on Prior Year DRP Redemptions Requested Requests Fulfilled Percentage Fulfilled

50 Congress, Boston, MA Acquisition Date: July 11, 2013 Acquisition Price: $51,000,000 Size: 179,872 SF Total Investment1: $55,800,000 Sale Date: May 15, 2017 Sale Price: $78,785,000 Equity Proceeds2 $47,420,000 Equity Basis3: $23,802,000 Profit / Equity Multiple: $23,618,000 2.0X Dispositions 1 Total investment includes the initial purchase price plus capital expenditures and lease commissions from acquisition to April 30, 2017. 2 Equal to sale price less debt principal payoff at sale. 3 Equal to total investment less debt principal payoff at sale. 17 Park Highlands Lands, Las Vegas, NV Acquisition Date: December 30, 2011 & December 10, 2013 Total Investment:4 $89,817,000 Total Acreage Acquired: 1,670 gross 1,200 developable Sale Date May 1, 2017 Sale Price: $17,416,000 Acres Sold:5 102 developable acres 4 Total investment includes the REIT’s share of the initial purchase price, plus the total of JV partner buyouts, plus development costs through September 30, 2017, but excluding the interest, property taxes, and insurance capitalized in accordance with GAAP. 5 Acreage is approximate and represents only developable land.

 An 18-story and a six-story office tower located in a “live, work, play” environment in the Las Colinas submarket of Irving, Texas.  Onsite amenities include a fitness center, conference center, deli and tenant lounge. 125 E. John Carpenter Acquisition date Purchase price September 15, 2017 $83.4 Million Price per square foot $188.7 Location Irving, TX Property type Office Buildings Floors Size 2 18 / 6 442,039 SF Years built 1982 / 1983 % Leased at acquisition 84% % In-place rents are below market rates 14.3% Recent Acquisition 18

 Current amenities include a fitness center, business center, on-site café and a courtyard featuring landscaped gardens, granite waterfall features and shaded seating areas  Located in Atlanta’s Central Perimeter submarket, home to numerous corporate headquarters, affluent residential communities and an amenity base featuring some of Atlanta’s most popular dining and retail destinations Crown Pointe Acquisition Date Purchase price February 14, 2017 $83.4 Million Price per square foot $166.8 Location Dunwoody, GA Property type Office Buildings Floors Size 2 10 / 17 499,968 SF Years built 1985 / 1989 % Leased at acquisition 72% % In-place rents are below market rates; rolling 2017/2018 22%/16% Recent Acquisition 16

Estimated Value Changes Since Inception 20 1 Amount is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share.

Estimated Value Changes Since Inception 21 1 Amount is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share.

Estimated Value Changes Since Inception 22 1 The Total Return of Early Investor assumes all distributions received per share since inception and no share redemptions or dividend reinvestments for a hypothetical investor who invested at escrow break on April 19, 2010. 2 Amount is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share 3 Includes the cumulative distribution amount of $2.43 paid previously and the special dividend of $3.61 to be paid in a combination of cash and stock.

23 Portfolio Occupancy 1 Reflects weighted-average lease percentage as of the acquisition date for all real estate owned as of September 30, 2017. 2 Includes future leases that had been executed, but not yet commenced as of September 30, 2017. 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 95.00% 100.00% 3/ 1 /20 1 1 5/ 1 /20 1 1 7/ 1 /20 1 1 9/ 1 /20 1 1 1 1 /1/2 0 1 1 1/ 1 /20 1 2 3/ 1 /20 1 2 5/ 1 /20 1 2 7/ 1 /20 1 2 9/ 1 /20 1 2 1 1 /1/2 0 1 2 1/ 1 /20 1 3 3/ 1 /20 1 3 5/ 1 /20 1 3 7/ 1 /20 1 3 9/ 1 /20 1 3 1 1 /1/2 0 1 3 1/ 1 /20 1 4 3/ 1 /20 1 4 5/ 1 /20 1 4 7/ 1 /20 1 4 9/ 1 /20 1 4 1 1 /1/2 0 1 4 1/ 1 /20 1 5 3/ 1 /20 1 5 5/ 1 /20 1 5 7/ 1 /20 1 5 9/ 1 /20 1 5 1 1 /1/2 0 1 5 1/ 1 /20 1 6 3/ 1 /20 1 6 5/ 1 /20 1 6 7/ 1 /20 1 6 9/ 1 /20 1 6 1 1 /1/2 0 1 6 1/ 1 /20 1 7 3/ 1 /20 1 7 5/ 1 /20 1 7 7/ 1 /20 1 7 9/ 1 /20 1 7 Occupancy at Acquisition1 vs Actual Leased %2 Delta Actual Leased % Leased % at Acquisition

Portfolio Occupancy[1]

KBS Strategic Opportunity REIT

Property Name	City, State	Acquisition Occupancy	Sep-17 Leased Occupancy	Sep-16 Leased Occupancy	Change in % Occupancy vs. 9/30/16	Change in % Occupancy vs. Acquisition
Consolidated Properties, Excluding S-REIT, Held as of Sept. 30, 2017 and 2016						
The Burbank Collection	Burbank, CA	57.0%	89.5%	88.5%	1.1%	32.5%
Westpark Portfolio	San Francisco, CA	82.0%	88.1%	83.4%	4.7%	6.1%
Richardson Office Portfolio (JV)	Richardson, TX	49.0%	84.0%	88.3%	-4.3%	35.0%
The Central Buildling	Seattle, WA	82.0%	83.7%	94.2%	-10.6%	1.7%
Park Centre	Austin, TX	80.0%	57.0%	68.0%	-11.0%	-23.0%
424 Bedford (JV)	Brooklyn, NY	97.0%	90.9%	97.0%	-6.1%	-6.1%
1180 Raymond	Newark, NJ	72.0%	95.6%	89.0%	6.6%	23.6%
Weighted-Average/Total		**71.5%**	**84.6%**	**85.3%**	**-0.7%**	**13.1%**
Consolidated Properties Acquired from Oct. 1, 2016 to Sept. 30, 2017						
Crown Pointe	Atlanta, GA	72.0%	67.7%	N/A	N/A	-4.3%
125 E John Carpenter	Dallas, TX	84.0%	84.4%	N/A	N/A	0.4%
Weighted-Average/Total		**77.6%**	**75.5%**	**N/A**	**N/A**	**-2.1%**
Unconsolidated Properties						
110 William St. (JV)	New York, NY	96.9%	96.8%	93.0%	3.8%	-0.1%
353 Sacramento	Rednomd, WA	85.0%	75.9%	89.2%	-13.4%	-9.1%
Weighted-Average/Total		**94.1%**	**91.9%**	**92.1%**	**-0.2%**	**-2.2%**
Weighted-Average/Total for Portfolio		**79.3%**	**84.6%**	**87.8%**	**-3.2%**	**5.3%**

[1] Excludes the properties sold to the S-REIT on November 8, 2017, and includes future leases that had been executed but not yet commenced as of September 30, 2016, and September 30, 2017, as applicable.

24

Stockholder Performance KBS Strategic Opportunity REIT is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT can give no assurance that:  a stockholder would be able to resell his or her shares at this estimated value per share;  a stockholder would ultimately realize distributions per share equal to KBS Strategic Opportunity REIT's estimated value per share upon liquidation or sale of KBS Strategic Opportunity REIT;  KBS Strategic Opportunity REIT's shares of common stock would trade at the estimated value per share on a national securities exchange;  an independent third-party appraiser or other third-party valuation firm would agree with KBS Strategic Opportunity REIT's estimated value per share; or  the methodology used to estimate KBS Strategic Opportunity REIT's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of December 7, 2017 is based on the estimated value of KBS Strategic Opportunity REIT's assets less the estimated value of KBS Strategic Opportunity REIT's liabilities, or net asset value, divided by the number of shares outstanding as of September 30, 2017, with the exception of an adjustment to the REIT’s net asset value to give effect to the October 2017 self-tender. The estimated value per share is $11.50 per share after adjusting for the December 2017 special dividend of $3.61 per share, for a total value of $15.11 per share. 25

Distribution History1 1 Based on all distributions paid as of December 7, 2017. 2 Annualized rate based on the $10.00 per share initial public offering price and is not based on the current or historical estimated values per share. 26 Record Date Payment Date Amount/Share Reason 12/23/2011 12/28/2011 $0.30000000 Estimated increase in portfolio value 2/14/2012 2/17/2012 $0.02309337 Gain on the sale of 1 Roseville building 4/16/2012 4/30/2012 $0.02500000 Gain from paying off loan at a discount, disposition of Roseville land and estimated increased value in the portfolio 7/20/2012 7/31/2012 $0.35190663 Estimated increase in portfolio value, as supported by a second round of completed BOVs 3/22/2013 4/4/2013 $0.06153498 Gain from the unsolicited sale of one building in the Richardson Portfolio 11/13/2013 12/5/2013 $0.38000000 100% of forecasted taxable income for 2013 3/31/2014 4/15/2014 $0.04931507 Based on Board’s determination of available cash flow; 2.00% Annualized2 6/16/2014 6/23/2014 $0.05609600 Based on Board’s determination of available cash flow; 2.25% Annualized2 9/15/2014 9/24/2014 $0.06931500 Based on Board’s determination of available cash flow; 2.75% Annualized2 12/15/2014 12/29/2014 $0.08821900 Based on Board’s determination of available cash flow; 3.50% Annualized2 2015 Total $0.37500000 Based on Board’s determination of available cash flow; 3.75% Annualized2 2016 Total $0.37500000 Based on Board’s determination of available cash flow; 3.75% Annualized2 2017 Q1, Q2 and Q3 Total $0.28047945 Based on Board’s determination of available cash flow; 3.75% Annualized2 Total $2.4349595

Stockholder Performance Hypothetical Performance of First and Last Investors Assumes all distributions have been taken in cash and stockholder has held shares since the dates below1 1 Does not reflect the hypothetical performance of investment by stockholders that participated in the dividend reinvestment plan. 2 KBS Strategic Opportunity REIT is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT can give no assurance that:  a stockholder would be able to resell his or her shares at this estimated value per share;  a stockholder would ultimately realize distributions per share equal to KBS Strategic Opportunity REIT's estimated value per share upon liquidation or sale of KBS Strategic Opportunity REIT;  KBS Strategic Opportunity REIT's shares of common stock would trade at the estimated value per share on a national securities exchange;  an independent third-party appraiser or other third-party valuation firm would agree with KBS Strategic Opportunity REIT's estimated value per share; or  the methodology used to estimate KBS Strategic Opportunity REIT's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of December 7, 2017 is based on the estimated value of KBS Strategic Opportunity REIT's assets less the estimated value of KBS Strategic Opportunity REIT's liabilities, or net asset value, divided by the number of shares outstanding as of September 30, 2017, with the exception of an adjustment to the REIT’s net asset value to give effect to the October 2017 self-tender. The estimated value per share of $15.11 consists of the December 2017 NAV of $11.50 per share plus the December 2017 special dividend of $3.61 per share. 3 Estimated value per share plus the special dividend would be $18.87 and $17.55 for a first and last investor, respectively, who fully participated in the Dividend Reinvestment Plan and did not redeem shares during the life of the investment. Estimated Value Per Share as of December 7, 2017(2) Cumulative Cash Distributions Per Share Received as of September 30, 2017 Sum of Estimated Value Per Share and Cumulative Cash Distributions Per Share Received, as of September 30, 2017(3) First Investor (Invested at Escrow Break on April 19, 2010): $15.11(2) $2.43 $17.54 Last Investor (Invested at Close of Public Offering on Nov. 14, 2012): $15.11(2) $1.73 $16.84 27

Stockholder Performance

KBS Strategic Opportunity REIT

Hypothetical Performance of Early and Late Investors

$10.00 Share Price


Breakdown of Early Cash Investor Value
$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$11.27
$12.24
$13.44
$14.81
$15.11 (1)
$1.14
$1.32
$1.68
$2.06
$2.43
Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Escrow Break April 19, 2010
Estimated Value Per Share
Cumulative Distributions


Breakdown of Late Cash Investor Value
$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$11.27
$12.24
$13.44
$14.81
$15.11 (1)
$0.44
$0.62
$0.98
$1.36
$1.73
Offering price
Mar-2014
Dec-14
Dec-15
Dec-16
Dec-17
Offering Closed Nov. 14, 2012
Estimated Value Per Share
Cumulative Distributions

[1] Amount is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share

"Valuation Information" for an early cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the REIT. "Cumulative distributions" for an early cash investor and a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on April 19, 2010, and November 14, 2012, respectively. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

28

Conversion to Daily NAV REIT  Proxy Campaign/Annual Meeting of Stockholders  Potential Enhanced Liquidity  Additional Acquisitions 29 2018 Goals & Objectives

Shareholder Communication  Statements will reflect a value of $15.11 beginning with December 2017 statements, which is comprised of the December 2017 NAV per share of $11.50 plus the December 2017 special dividend of $3.61 per share. Once the special dividend is made in January 2018, the statements will be updated to show the $11.50 per share value beginning with the January statements.  Stockholder letter will be included with December 2017 statements mailed in early January 2018.  Estimated value per share visible through DST will be updated to show new estimated value. 30

For more information, please contact your financial advisor or KBS Capital Markets Group at (866) 527-4264. KBS Capital Markets Group Member FINRA & SIPC 800 Newport Center Drive, Suite 700 Newport Beach, CA 92660 www.kbs-cmg.com Thank you! 31